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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT - DECEMBER 31, 2004
                        (Date of Earliest Event Reported)

                           COLUMBIA LABORATORIES, INC.
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             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-10352

            Delaware                                       59-2758596
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    (State of Incorporation)                            (I.R.S. Employer
                                                       Identification No.)

   354 Eisenhower Parkway
   Livingston, New Jersey                                    07039
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   (Address of principal                                   Zip Code
     executive offices)

       Registrant's telephone number, including area code: (973) 994-3999

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On December 31, 2004, Columbia Laboratories, Inc. (the "Company") and James J. Apostolakis, the Company's Vice President of Investor Relations and a member of the Company's board of directors, entered into a letter agreement and general release of claims (the "Letter Agreement"), effective as of December 31, 2004, pursuant to which the Company has agreed to pay Mr. Apostolakis, as a severance payment, approximately $183,333 in twenty-two consecutive bi-monthly payments beginning on January 15, 2005 (the "Severance Payment"). In addition to the Severance Payment, the Company has agreed to offer to Mr. Apostolakis certain other benefits, including health and life insurance benefits through December 31, 2006. In consideration for the Severance Payment, Mr. Apostolakis has agreed to release the Company from any claims he may have against it. The foregoing description is qualified by reference to the Letter Agreement filed as
Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      Effective December 31, 2004, Mr. Apostolakis' role as Vice President of Investor Relations of the Company was terminated, pursuant to the terms of the Letter Agreement described in Item 1.01 of this Current Report on Form 8-K. Mr. Apostolakis will continue to be a member of the Company's board of directors.

      The information about the Letter Agreement set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit 99.1 Letter Agreement and General Release of Claims, effective as of December 31, 2004, between Columbia Laboratories, Inc. and James J. Apostolakis.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2005

                                        COLUMBIA LABORATORIES, INC.


                                        By: /s/ David L. Weinberg
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                                            David L. Weinberg
                                            Vice President and Chief Financial
                                            Officer

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                                  EXHIBIT INDEX

EXHIBIT                             DESCRIPTION

Exhibit 99.1 Letter Agreement and General Release of Claims, effective as of December 31, 2004, between Columbia Laboratories, Inc. and James
                J. Apostolakis.